UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2014

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices, including zip code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 17, 2014, Heritage ETC, L.P., a wholly owned subsidiary of Energy Transfer Partners, L.P. (the “Partnership”), completed an underwritten public offering of 8,000,000 common units representing limited partner interests (the “AmeriGas Units”) in AmeriGas Partners, L.P. (“AmeriGas”) at a price to the public of $42.73 (net of underwriting discounts and commissions in the amount of $1.28 per unit). The AmeriGas Units have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (File No. 333-186316) of AmeriGas, as supplemented by the Prospectus Supplement dated January 14, 2014 filed by AmeriGas with the Securities and Exchange Commission on January 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

By: Energy Transfer Partners GP, L.P.,
    its general partner

By: Energy Transfer Partners, L.L.C.,
its general partner

Date: January 21, 2014
By: /s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer